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       AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 7, 2003
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                        PURSUANT TO SECTION 12(b) OR (g)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                 iPAYMENT, INC.
             (Exact name of registrant as specified in its charter)

                    DELAWARE                               62-1847043
      (State or Other Jurisdiction of                   (I.R.S. Employer
      Incorporation or Organization)                   Identification No.)


     40 BURTON HILLS BOULEVARD, SUITE 415                      37215
               NASHVILLE, TN                                 (Zip Code)
    (Address of Principal Executive Offices)

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
If this form relates to the registration of a class   If this form relates to the registration of a class
of securities pursuant to Section 12(b) of the        of securities pursuant to Section 12(g)of the
Exchange Act and is effective upon filing             Exchange Act and is effective pursuant to General
pursuant to General Instruction A.(c),                Instruction A.(d), check the following box. |X|
check the following box. |_|
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         Securities Act registration statement file number to which this form relates: 333-101705


       Securities to be registered pursuant to Section 12(b) of the Act:


   Title of Each Class                     Name of Each Exchange on Which
   to be so Registered                     Each Class is to be Registered

         NONE                                        NONE

        Securities to be registered pursuant to Section 12(g) of the Act:


                          COMMON STOCK, PAR VALUE $0.01

            RIGHTS TO PURCHASE SERIES A PARTICIPATING PREFERRED STOCK

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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         A description of the Common Stock and Rights to Purchase Series A Participating Preferred Stock of iPayment, Inc. (the "Registrant") is set forth under the heading "Description of Capital Stock" in the prospectus forming part of Registrant's Registration Statement on Form S-1 (File No. 333-101705), as amended from time to time (the "Registration Statement"), filed with the Securities and Exchange Commission, which information is incorporated by reference herein. The final prospectus will be filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended, and, upon filing, shall be deemed to be incorporated herein by reference.

ITEM 2.  EXHIBITS.

         The following exhibits to this registration statement have been filed as exhibits to the Registration Statement and are hereby incorporated herein by reference.

No.                   Description
---                   -----------

1. Form of Amended and Restated Certificate of Incorporation of the Registrant, incorporated by reference to Exhibit 3.3 of the Registration Statement.
2. Form of Amended and Restated Bylaws of the Registrant, incorporated by reference to Exhibit 3.5 of the Registration Statement.
3. Form of Certificate of Designation of Rights and Preferences of Series A Preferred Stock of the Registrant, incorporated by reference to Exhibit 3.6 of the Registration Statement.
4. Specimen Common Stock Certificate, incorporated by reference to Exhibit 4.1 of the Registration Statement.
5.   Form of Rights Agreement between the Registrant and Wachovia Bank,
     National Association, as Rights Agent, incorporated by reference to
     Exhibit 4.6 of the Registration Statement.


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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                              iPAYMENT, INC.


Date:  May 7, 2003                            By: /s/ Gregory S. Daily
                                                  --------------------------
                                              Name:  Gregory S. Daily
                                              Title: Chairman of the Board
                                                     and Chief Executive Officer


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                                  EXHIBIT INDEX


No.                   Description
---                   -----------

1. Form of Amended and Restated Certificate of Incorporation of the Registrant, incorporated by reference to Exhibit 3.3 of the Registration Statement.
2. Form of Amended and Restated Bylaws of the Registrant, incorporated by reference to Exhibit 3.5 of the Registration Statement.
3. Form of Certificate of Designation of Rights and Preferences of Series A Preferred Stock of the Registrant, incorporated by reference to Exhibit 3.6 of the Registration Statement.
4. Specimen Common Stock Certificate, incorporated by reference to Exhibit 4.1 of the Registration Statement.
5.   Form of Rights Agreement between the Registrant and Wachovia Bank,
     National Association, as Rights Agent, incorporated by reference to
     Exhibit 4.6 of the Registration Statement.